SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/          /  Preliminary Proxy Statement
- ----
 ----
/   /    Preliminary Additional Materials
- ----
 ----
/    X     /  Definitive Proxy Statement
- ----
 ----
/   /    Definitive Additional Materials
- ----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                            PUTNAM INCOME FUND
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM INCOME FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES'
RECOMMENDATIONS ON PAGES    4     AND    5    .

WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY
STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US.  WHEN
SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE
HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN
COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . .    2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . .    4


PROXY CARD ENCLOSED























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND;

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR; AND

3.  APPROVING A NUMBER OF CHANGES TO YOUR FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTIONS, INCLUDING THE ELIMINATION OF
    CERTAIN OF THESE RESTRICTIONS.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM INCOME FUND
NOTICE OF A MEETING OF SHAREHOLDERS


THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam Income Fund:

A Meeting of Shareholders of your fund will be held on July 31, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   ELECTING TRUSTEES. SEE PAGE    6    .

2.   RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
     AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.  SEE
     PAGE    23    .

3.A. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.
     SEE PAGE    24    .

3.B. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN THE SECURITIES OF
     A SINGLE ISSUER.  SEE PAGE    25    .

3.C. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO MAKING LOANS THROUGH PURCHASES
     OF DEBT OBLIGATIONS, REPURCHASE AGREEMENTS AND SECURITIES
     LOANS.  SEE PAGE    27    .

3.D. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL ESTATE.  SEE
     PAGE    28    .

3.E. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO CONCENTRATION OF ITS ASSETS.
     SEE PAGE    30    .

3.F. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES    OR
     COMMODITY CONTRACTS    .  SEE PAGE    31    .

3.G. APPROVING    AN AMENDMENT TO     THE FUND'S FUNDAMENTAL
     INVESTMENT RESTRICTION WITH RESPECT TO    UNDERWRITING.  SEE
     PAGE 34.

3.H. APPROVING THE ELIMINATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT RESTRICTION WITH RESPECT TO     INVESTMENTS IN
     ISSUERS    THAT HAVE BEEN IN OPERATION FOR     LESS THAN
     THREE YEARS        .  SEE         PAGE    35    .

   3.I    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in securities of issuers in which
               management of the fund or Putnam Investment
               Management, Inc. owns securities.  See page
                  37    .

   3.J    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               margin transactions.  See page    38    .

   3.K    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               short sales.  See page    39    .

   3.L    .    Approving the elimination of the fund's
               fundamental investment restriction which limits
               the fund's ability to pledge assets.  See page
                  41    .

   3.M    .    Approving the elimination of the fund's
               fundamental investment restrictions with respect
               to investments in illiquid securities.  See page
                  43    .

4.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

   June 6    , 1996

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES
AND EXCHANGE COMMISSION    ("SEC")    ; SOME OF IT IS TECHNICAL.
IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM INCOME FUND for use at the Meeting of Shareholders of the fund to be held on July 31, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR THE ELECTION OF ALL NOMINEES;

2.   FOR SELECTING COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT
     AUDITORS OF YOUR FUND;

3.A. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS;

3.B. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN THE SECURITIES OF A SINGLE
     ISSUER;

3.C. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO MAKING LOANS THROUGH PURCHASES OF DEBT
     OBLIGATIONS, REPURCHASE AGREEMENTS AND SECURITIES LOANS;

3.D. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN REAL ESTATE;

3.E. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO CONCENTRATION OF ITS ASSETS;

3.F. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN COMMODITIES OR COMMODITY
     CONTRACTS;

3.G. FOR    AMENDING     THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO    UNDERWRITING;

3.H. FOR ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO     INVESTMENTS IN ISSUERS
        THAT HAVE BEEN IN OPERATION FOR     LESS THAN THREE YEARS
            ;

   3.I    .    FOR ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN
               SECURITIES OF ISSUERS IN WHICH MANAGEMENT OF THE
               FUND OR PUTNAM INVESTMENT MANAGEMENT, INC. OWNS
               SECURITIES;

   3.J    .    FOR ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS;

   3.K    .    FOR ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO SHORT SALES;

   3.L    .    FOR ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WHICH LIMITS THE FUND'S ABILITY TO
               PLEDGE ASSETS; AND

   3.M    .    FOR ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
               ILLIQUID SECURITIES.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on May 3, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about    June 10    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

   NOMINEES FOR TRUSTEES

JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 54, is the Chairman and Managing Director of First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.
Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


RONALD J. JACKSON
[INSERT PICTURE]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys,
Inc., a major    toy     and    game     manufacturer, from 1985
to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbot's, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-
Price, Inc., Kenner Parker Toys, Inc.,    Stride-Rite, Inc.
and Mattel, Inc.,    a     major toy    manufacturer    .  Mr.
Jackson is a graduate of Michigan State University Business
School.


ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities,
the Kentucky Home Life Insurance Companies, and Talbots       .
She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


DONALD S. PERKINS*
[INSERT PICTURE]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.

GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


ELI SHAPIRO
[INSERT PICTURE]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive
   Officer     of the National Bureau of Economic Research and
also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994, Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held
different positions with those employers.  Except for    Dr.
Shapiro and     Mr. Jackson        , all the nominees were
elected by the shareholders    in April 1995.  Dr. Shapiro
and    Mr. Jackson were elected     by the other Trustees in
April 1995    and May 1996, respectively    .  As indicated
above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $45     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.

                                        SHARE OWNERSHIP BY TRUSTEES+

                         YEAR FIRST                              NUMBER OF
                         ELECTED AS          NUMBER OF           SHARES OF
                         TRUSTEE OF          SHARES OF THE       ALL PUTNAM
                         THE PUTNAM          FUND OWNED          FUNDS OWNED
TRUSTEES                 FUNDS               AS OF 4/25/96*      AS OF 4/25/96**
   ---------------------------------------------------------------------------------------
- ---
Jameson A. Baxter        1994                     115                23,765
Hans H. Estin            1972                     311                25,936
John A. Hill             1985                     551               115,153
Elizabeth T. Kennan      1992                     210                19,185
Lawrence J. Lasser       1992                     135               326,967
Robert E. Patterson      1984                     876                59,586
Donald S. Perkins        1982                     6,291             169,328
William F. Pounds        1971                     24,585            347,322
George Putnam            1957                     48,837(1)       1,504,490
George Putnam, III       1984                     3,564             286,696
Eli Shapiro              1995***                  --                 80,030
A.J.C. Smith             1986                     202                34,255
W. Nicholas Thorndike    1992                     135            78,943
- ------------------------------------------------------------------------------------------
       +  Ronald J. Jackson became a Trustee of the fund effective May 3, 1996 and does
          not own any shares of the fund    or of the other Putnam funds    .



*    Except as noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the fund.

**   These holdings do not include shares of Putnam money market funds.

   ***    Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to
          1989.

(1)  Mr. Putnam has sole investment power and shared voting power with respect to all of these shares which are held for his individual account in the Putnam Investments,
     Inc. Profit Sharing Retirement Plan.

As of April 25, 1996, the Trustees and officers of the fund owned a total of
   108,580     shares of the fund, comprising less than 1% of its outstanding shares on
that date.  A total of    71,603     of these shares are held by certain "interested"
Trustees and officers of your fund and Putnam Management in their Putnam Investments, Inc.
Profit Sharing Retirement Plan accounts.  Each individual accountholder has sole investment power and shared voting power with respect to his/her account.

WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION    TABLE+

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
- --------------------------------------------------------------
Jameson A. Baxter               $1,856            $150,854
Hans H. Estin                    1,864             150,854
John A. Hill***                  1,841             149,854
        Elizabeth T. Kennan      1,847             148,854
Lawrence J. Lasser               1,864             150,854
Robert E. Patterson              1,880             152,854
Donald S. Perkins                1,864             150,854
William F. Pounds                1,835             149,854
George Putnam                                        1,864   150,854
George Putnam, III                                   1,864   150,854
Eli Shapiro****                    954              95,372
A.J.C. Smith                     1,851             149,854
W. Nicholas Thorndike            1,880             152,854

+ Ronald J. Jackson became a Trustee of the fund effective May 3, 1996 and has received no compensation from the fund or the other Putnam funds.

* Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

***   Includes compensation deferred pursuant to a Trustee
      Compensation Deferral Plan.  The total amount of deferred
      compensation payable to Mr. Hill by all Putnam funds as of
         December     31, 1995 was    $51,141    , including income
      earned on such amounts.

****  Elected as a Trustee in April 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page    48    .

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

3.
      PROPOSALS A-   M    .

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain restrictions. The purpose of these proposed changes is to increase the fund's investment flexibility and to bring the fund's policies more in line with those of many other Putnam funds. Several of these changes reflect the elimination of certain restrictive policies which were required at one time by various state securities authorities but which are no longer required under current regulations.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

3.A.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO DIVERSIFICATION OF INVESTMENTS

The Trustees are recommending that the fund's fundamental investment
restriction    with respect     to the diversification of its
investments be revised to grant the fund the maximum investment flexibility permitted by the Investment Company Act of 1940 ("1940 Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction.

The fund's current restriction is more restrictive, and states that the fund may not:

      "Purchase any security (other than government obligations) if, as a result, more than 5% of the current value of the fund's total net assets would be invested in securities of that issuer."

The proposed amended fundamental investment restriction is set forth below.


         "    The fund may not ...

      With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,
       more than 5% of the total assets of the
      fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
      government or its agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one issuer.
The amended restriction would         exclude from its limitations
U.S. government securities and would clarify, consistent with the 1940 Act, that U.S. government securities include those securities guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

Putnam Management believes this amendment will enhance the fund's investment flexibility. The proposed amendment will enable the fund to invest a greater percentage of its assets in securities that Putnam Management believes offer the potential for high current income. However, during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO INVESTMENTS IN THE SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment
restriction with respect to    investments     in the securities of
a single issuer be revised to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

      "Acquire more than 10% of any one class of the securities of an issuer. (For this purpose all preferred stocks of an issuer are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)"

The proposed amended fundamental investment restriction is set forth below.

      "The fund may not ...

      With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

Putnam Management believes that limiting this restriction to voting
securities and 75% of the fund's    total     assets will enhance
   the fund's     investment flexibility.  Putnam Management has
advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

The amendment removes all restrictions on the amount of a class of an issuer's securities that the fund may purchase, and enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets.
To
 the extent the
fund individually or with other funds and accounts managed by Putnam Management or its affiliates owns all or a major portion of the outstanding securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at
prices    significantly     lower than if they were more widely
held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets
or financial resources.     The securities of these companies
may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a
result,    these     securities         may fluctuate in value more
than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO MAKING LOANS THROUGH PURCHASES OF DEBT
      OBLIGATIONS, REPURCHASE AGREEMENTS AND SECURITIES LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to remove
   any     asset limitations on the fund's ability to enter into
repurchase agreements and securities loans and to reflect the
current formulation for    making loans through the purchase of
debt securities used by many other Putnam funds. The current restriction states that the fund may not:

      "Make loans, except by purchase of bonds, notes or other similar debt securities (which may be subject to the 15% limitation on securities restricted as to resale or the 5% limitation on unmarketable securities -- see restrictions 6 and 12), by entry into repurchase agreements with respect to not more than 25% of its total assets, or through the lending of its portfolio securities with respect to not more than 25%
      of its total assets.     "

The proposed amended fundamental investment restriction is set forth below.


      "The fund may not ...

      Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
      ."


Following the amendment, the fund may, consistent with its
investment objective and policies, purchase all types of debt
obligations   ,     and enter into repurchase agreements and
securities loans without limit.  Putnam Management         believes
that the increased investment flexibility could assist the fund in
achieving its investment objective       .

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO INVESTMENTS IN REAL ESTATE


The

Trustees
 are recommending that the fund's fundamental investment
restriction relating to investments in real estate be revised to
   grant     the fund    maximum flexibility in light of current
regulatory requirements.  Although the fund is required to have
a     fundamental    policy with respect to investments in     real
estate    , the fund's current restriction is more restrictive than
current state     securities    law requirements.  For this reason,
Putnam Management believes that the restriction should be amended to
increase the fund's investment flexibility    .  The current
restriction states that the fund may not:

      "Buy or sell real estate, but it may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate."

The proposed amended fundamental investment restriction is set forth below.


      "The fund may not ...

      Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

   The proposed     amendment    enables     the fund to    invest
in a wide-range of real estate-related investments, many in which the fund may already invest under the current restriction, including investments in companies which invest in real estate, securities
which represent interests in real estate and securities     secured
by real estate.     In addition,     the fund    would be able
to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is
        unable to meet its obligations.     Putnam Management
believes that the enhanced flexibility could assist the fund in achieving its investment objective.

To the extent the fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which
may result in a decrease in the value of such investments.     In
addition, in order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.E.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to make it clear that the fund may invest more than 25% of its assets in the securities of the U.S. government, its agencies or instrumentalities. The current restriction states that the fund may not:

      "Invest more than 25% of its assets in any one industry."

The proposed amended fundamental restriction is set forth below.

      "The fund may not ...

      Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

Putnam Management believes that this amendment will make it clear
that the fund may invest in         U.S. government
   securities     without regard to the 25% limit.  Putnam
Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because
the SEC takes the position that    U.S.     government issuers,
including agencies and instrumentalities    of the U.S.
government    , are not members of any industry.  However, to avoid
any possible ambiguity in the future, Putnam Management believes
that this clarification should be made at this time.     The
proposal also makes certain language changes to reflect the current formulation of the restriction used by many other Putnam funds.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO INVESTMENTS IN COMMODITIES   OR COMMODITY
      CONTRACTS

The Trustees are recommending that the fund's fundamental investment
restriction    relating to     investments in commodities    or
commodity contracts     be revised to    reflect the current
formulation expected to be used by many Putnam funds    .  The
current restriction states that the fund may not:

      "Buy or sell commodities or commodity contracts."

The proposed amended fundamental restriction is set forth below.

      "The fund may not ...

      Purchase or sell commodities or commodity contracts,
      except that the fund may purchase and sell financial
      futures contracts and options   and may enter into
      foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction    , the fund will be able to engage
in a variety of transactions involving the use of financial futures
and options    and foreign currencies, as well as various other
financial transactions which do not involve physical
commodities    .  Putnam Management believes    this     enhanced
investment flexibility could assist the fund in achieving its
investment objective,    in part     because such strategies often
offer opportunities for hedging and increased investment return.
The    addition of     financial    transactions not involving
physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve physical commodities, which are the intended focus of the restriction.

A FUTURES CONTRACT is a contract to buy or sell    an asset    ,
such as a security, a currency, or a unit of an index, at an agreed upon price at a specified future date. A futures contract sale
   typically     creates an obligation of the seller to deliver the
type of    asset     called for in the contract at the agreed upon
price on the specified date.  A futures contract purchase
   typically     creates an obligation of the purchaser to take
delivery of the type of    asset     called for in the contract at
the agreed upon price on the specified date.     Certain futures
contracts, such as index futures, typically involve cash settlement
rather than actual delivery.      Depending on the change in the
value of the    asset     between the time the fund enters into and
terminates a futures contract, the fund realizes a gain or loss. An OPTION on a futures contract gives its holder the right, in return for a premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. If an option purchased by the fund expired unexercised, the fund's loss would be limited to the price it paid for the option (known as the "premium"). Where the fund writes an option, however, the fund's loss would not be so limited, and would be equal to the change in the value of the futures contract position between the
time the fund writes the option and the option's exercise   , minus
the premium    .  In connection with futures and options
transactions, the fund would be required to make initial margin payments and subsequent payments, called "variation margin," each day depending on the value of the fund's position in any such contract.

Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options
and movements in the prices of the underlying    asset that is
the subject of a hedge. The successful use by the fund of futures and options strategies further depends on the ability of Putnam Management to forecast market movements correctly. Other risks arise from the fund's potential inability to close out such positions. There can be no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of futures and options for purposes other than hedging entails greater risks.

   Foreign exchange transactions are subject to many of the risks associated with futures and options. In addition, currencies and exchange rates may be affected by government actions and other political and economic factors, and foreign settlement procedures may involve risks not present in the fund's domestic investments, such as requirements to take delivery in a foreign country and to pay any costs associated with such delivery.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.G.     AMENDING     THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
      WITH RESPECT TO    UNDERWRITING

The Trustees are recommending that the fund's fundamental investment restriction with respect to underwriting be revised to reflect the current formulation used by many Putnam funds. The fund's current restriction states that the fund may not:

      "Act as an underwriter except to the extent that, in
      connection with the disposition of      its portfolio securities,
      it may be deemed to be an underwriter under certain federal securities laws."

The proposed amended fundamental investment restriction states that the fund may not:

      "Underwrite securities issued by other persons except to the
      extent that, in connection         with the disposition of its
      portfolio investments, it may be deemed to be an underwriter under certain federal securities laws."

The proposed amended restriction only limits the fund's ability to underwrite the securities of other issuers; the fund would be able to act as an underwriter with respect to its own securities consistent with the 1940 Act and SEC rules. The restriction would continue to contain an exception for the sale by the fund of its portfolio securities.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.H.  ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
      WITH RESPECT TO     INVESTMENTS IN ISSUERS    THAT HAVE BEEN
      IN OPERATION FOR     LESS THAN THREE YEARS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in issuers with limited operating histories, which are sometimes referred to as "unseasoned issuers," be eliminated. The current restriction states that the fund may not:

      "Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years, [and in equity securities of issuers for which market quotations are not readily available (but excluding restricted securities limited by restriction 12 below)] if, as a result, more than 5% of the fund's current net assets would then be invested in such securities."



The section of the restriction in brackets is proposed to be
eliminated by proposal    3.M    .

   Certain     state securities    laws impose restrictions on the
fund's ability to invest in unseasoned issuers, but these limitations are less restrictive than the fund's current
restriction    and are     not required to be    contained in     a
fundamental policy.     For these reasons, Putnam Management
believes that the fund's current restriction is unnecessarily
restrictive and should be eliminated.      If this proposal is
approved, the Trustees intend to replace this restriction with the following non-fundamental investment restriction to comply with the
   current state     requirement   :

      "The fund may not . . .

              Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S. government or its instrumentalities or agencies."

   The new restriction reflects the current formulation used by many
Putnam funds.  If the proposal is approved    , the fund will,
consistent with
the

state
 requirement, have the ability to invest up
to 5% of its assets in the securities of unseasoned issuers without regard to its investments in equity securities for which market quotations are not readily available. The restriction will also
exempt         U.S. government securities from its limitations to
provide the fund with maximum investment
flexibility.  Putnam
Management believes that this enhanced flexibility could assist the
fund in achieving its objective       .

   By     making this policy non-fundamental    ,     the fund
   will be able     to modify or eliminate the         restriction
to increase         investment flexibility without the need for
        shareholder approval.

Companies which have been in operation for less than three years
   may     have relatively small equity market capitalizations
(e.g., under $1
billion).
  Although these companies may provide
greater opportunities for    increased investment return    , they
also involve greater risk.  These companies often have limited
product lines, markets or financial resources.     The securities of
these companies     may trade less frequently and in limited volume,
and only in the over-the-counter market or on a regional securities
exchange.  As a result,    these     securities         may
fluctuate in value more than those of larger, more established companies.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.I    .
      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
      WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN WHICH MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT MANAGEMENT, INC. OWNS SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam Management owns a certain percentage of securities. The current restriction states that the fund may not:

      "Invest in securities of any company, if to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the shares or securities of that company together own more than 5%."

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction
is currently required by only one state,    it     is not required
to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental restriction with an identical non-fundamental investment restriction to comply with the remaining state's requirements.

   By     making this policy non-fundamental    ,     the fund
   will be able     to modify or eliminate the         restriction
to increase         investment flexibility without the need for
        shareholder approval.

    If the restriction was eliminated, the fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.J    .
      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
      WITH RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

      "Purchase securities on margin         or    [    make short
sales]."

The section of the restriction in brackets is proposed to be
eliminated by proposal    3.K    .

The fund originally adopted this restriction to comply with certain
state securities law requirements, and    while     the restriction
is currently required by         one state,    it     is not
required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction to comply with the
remaining state's requirement   :

      "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options."

The new restriction contains an exception for short-term credits necessary for the clearance of securities transactions , which are specifically excluded from the 1940 Act's general prohibition on margin transactions. The restriction also contains an exception for
margin    payments     in connection with futures and related
options transactions, which is different from that of margin in securities transactions because it does not involve the borrowing of funds to finance the transactions. Rather, such margin payments are similar to a performance bond or good faith deposit which would be returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied.

   By     making this policy non-fundamental    ,     the fund
   will be able     to modify or eliminate the         restriction
to increase         investment flexibility without the need for
        shareholder approval.

   The     fund's potential use of margin transactions beyond
transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the Staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow
money in limited circumstances        .

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.K    .
      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
      WITH RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated. The current restriction
 states that the fund may not:

      "[Purchase securities on margin         or   ]     make short
sales."

The section of the restriction in brackets is proposed to be
eliminated by proposal    3.J    .

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental restriction:

      "The fund may not ...

      Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short."

Under the proposed new restriction, the fund would be permitted to enter into short sales where the fund owns or has the right to acquire at no added cost securities identical to those sold short (an investment technique known as a short sale "against the box"). Putnam Management believes that this enhanced investment flexibility
could assist the fund in meeting its objective   .  For example,
short sales "against the box" may be used to hedge against a decline in the value of securities held by the fund. The fund would not be permitted to engage in short sales other than short sales "against the box."

   By     making this policy non-fundamental    ,     the fund
   will be able     to modify or eliminate the         restriction
to increase         investment flexibility without the need for
        shareholder approval.


In
 a typical short
sale,
 the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value (after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales that are not "against the box" that are significantly greater than the value of the securities at the time they are sold short.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.L    .
      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
      WHICH LIMITS THE FUND'S ABILITY TO PLEDGE ASSETS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated. The current restriction states that the fund may not:

      "Pledge more than 15% of its total assets (taken at cost), except in connection with the writing of call options. (The deposit in escrow of underlying securities in connection with the writing of options is not deemed by the fund to be a pledge or other encumbrance.)"

Certain state securities laws impose limitations on the fund's ability to pledge its assets, but these limitations are much less restrictive than the fund's current restriction, and are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the fund's current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction to comply with the current state
requirements   :

      "The fund may not ...

      Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3%
       of its total assets
      (taken at cost) in connection with permitted borrowings."

This proposal would increase    enable     the    fund     to pledge
assets         up to one-third of its total assets        in
connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments , futures
contracts and options transactions     will not be restricted.

    Putnam Management believes that the enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed.
Often, these collateral requirements are for amounts    at least
equal to, and often     larger than   ,     the principal amount of
the loan.     The fund's current restriction, however, could be read
to prevent these types of     collateral    arrangements, and could
therefore     have the effect of reducing the amount that the fund
may borrow in these situations.

   By     making this policy non-fundamental    ,     the fund
   will be able     to modify or eliminate the         restriction
to increase         investment flexibility without the need for
        shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3
 .M    .

      ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
      WITH RESPECT TO INVESTMENTS IN ILLIQUID SECURITIES

The Trustees are recommending that the fund's fundamental investment restrictions which limit the fund's investments in illiquid securities, including securities restricted as to resale
("restricted securities") and    equity     securities for which
market quotations are not readily available, be eliminated. The current fundamental investment restrictions state that the fund may not:

      "Invest [in securities of an issuer which, together with any predecessor, has been in operation for less than three years, and] in equity securities of issuers for which market quotations are not readily available (but excluding restricted securities limited by restriction 12 below) if, as a result, more than 5% of the fund's current net assets would then be invested in such securities."

         or

      "Purchase securities the disposition of which is restricted under federal securities laws if as a result such investments would exceed 15% of the value of the fund's current net assets, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable."

The section of the first restriction in brackets is proposed to be
eliminated by proposal    3.H    .

Putnam Management believes the restrictions are no longer necessary in light of current regulatory requirements and the fund's current
investment policies.  The Staff of the    SEC     currently takes
the position that an illiquid security is a security which is not readily marketable, rather than a security for which market
quotations are not readily available        .  This SEC position is
expressed in the fund's current non-fundamental investment restriction which prohibits the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days. Unlike the current fundamental investment restrictions, this non-fundamental investment
restriction         includes    certain     repurchase agreements.
If the proposal is approved, the fund will be able to invest more than 5% of its net assets in equity securities for which market
quotations are not readily available        .

Putnam Management believes that the fund may benefit from the added flexibility of having the fund's policy with respect to illiquid securities contained in a single non-fundamental investment restriction. In the future, the fund will be able to respond more quickly to legal, regulatory and market developments regarding illiquid securities (which might result in the removal of the restriction) because further shareholder approval will not be required to bring the policy in line with these developments.

To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing the fund's net asset value. In addition, the fund could encounter difficulty in satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their
principals.  Your fund has retained at its expense D.F. King    &
Co., Inc., 77 Water Street, New York, New York 10005    , to aid in
the solicitation of instructions for    nominee and     registered
        accounts for a fee not to exceed $10,000        plus
reasonable out-of-pocket expenses        .

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those
proxies required to be voted against         such proposals.  Your
fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FURTHER INFORMATION ABOUT YOUR FUND

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of your fund include only Trustees who are not "interested
persons" of the fund         by reason of any affiliation with
Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill,
   Jackson,     Patterson, Shapiro, and Thorndike.

OFFICERS AND OTHER INFORMATION.  In addition to George Putnam and
Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
- -----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President   1989
Patricia C. Flaherty (49) Senior Vice President      1993
John D. Hughes (61)       Senior Vice President
                            & Treasurer              1987
Gordon H. Silver (48)     Vice President             1990
Gary N. Coburn (49)       Vice President             1988
Alan J. Bankart (44)      Vice President             1986
D. William Kohli* (35)    Vice President             1994
Kenneth J. Taubes* (38)   Vice President             1995
Rosemary H. Thomsen* (35) Vice President             1994
William N. Shiebler** (54)                           Vice President 1991
John R. Verani (56)       Vice President             1987
Paul M. O'Neil (42)       Vice President             1992
Beverly Marcus (51)       Clerk                      1981
- -----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND
AS OF MAY 3, 1996

Net assets                                    $1,415,859,645


Class A shares outstanding
and authorized to vote                    144,668,727 shares

Class B shares outstanding
and authorized to vote                     43,890,720 shares

Class M shares outstanding
and authorized to vote                      2,025,275 shares

Class Y shares outstanding
and authorized to vote                     18,648,776 shares

5% BENEFICIAL OWNERSHIP OF YOUR FUND AS OF APRIL 30, 1996

Persons beneficially owning more than 5%
of the fund's class A shares                        None

Persons beneficially owning more than 5%
of the fund's class B shares                        None

Persons beneficially owning more than 5%
of the fund's class M shares                        None

Persons beneficially owning more than 5%
of the fund's class Y shares   :  Putnam Fiduciary Trust
Company, 859 Willard Street, Quincy, Massachusetts,
02269; owned 16,891,812 shares representing 90.1% of the outstanding class Y shares, acting as trustee or agent for various pension plans.

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

                             PUTNAM INCOME FUND
                    Shareholder Meeting July 31, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of

                           PUTNAM INCOME FUND

on July 31, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

Note:   If you have questions on any of the proposals, please call
1-800-225-1581.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.A.-3.M. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

   TO VOTE, MARK BLOCKS BELOW
IN BLUE OR BLACK INK AS FOLLOWS /X/              INCOME

KEEP THIS PORTION FOR YOUR RECORDS.

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   DETACH AND RETURN THIS PORTION ONLY.               PUTNAM INCOME FUND

If your address has changed, or
you have any comments, please
check the box and write them on
the back where indicated.

/   /


   1. PROPOSAL TO ELECT TRUSTEES.      The nominees for Trustees
      are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro, A.J.C. Smith,
         and W. N    . Thorndike.



    -------------------------------------------------------------

       VOTE ON TRUSTEES

    /  /   FOR ALL

    /  /   WITHHOLD ALL

    /  /   FOR ALL EXCEPT

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, CHECK THE "FOR ALL EXCEPT" BOX TO THE RIGHT AND
    WRITE THOSE NOMINEES' NAMES ABOVE.

    PROPOSAL TO:
              VOTE ON PROPOSALS

2.  RATIFY THE SELECTION         FOR      AGAINST    ABSTAIN
    OF COOPERS & LYBRAND
    L.L.P. AS AUDITORS.          /  /     /  /     /  /

3.A.  AMEND THE                  /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    DIVERSIFICATION OF
    INVESTMENTS.

3.B.  AMEND THE                  /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    INVESTMENTS IN THE
    SECURITIES OF A SINGLE
    ISSUER.

3.C.  AMEND THE                  /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO MAKING
    LOANS THROUGH PURCHASES
    OF DEBT OBLIGATIONS,
    REPURCHASE AGREEMENTS
    AND SECURITIES LOANS.

3.D.  AMEND THE                  /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    INVESTMENTS IN REAL ESTATE.

3.E.  AMEND THE                  /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    CONCENTRATION OF ITS
    ASSETS.

3.F.  AMEND THE                  /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    INVESTMENTS IN COMMODITIES
       OR COMMODITY CONTRACTS.

3.G.  AMEND THE                  /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    UNDERWRITING    .

   3.H    .ELIMINATE THE         /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    INVESTMENTS IN ISSUERS
       THAT HAVE BEEN IN OPERATION
    FOR             LESS THAN THREE YEARS       .

   3.I    .ELIMINATE THE         /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO
    INVESTMENTS IN SECURITIES
    OF ISSUERS IN WHICH
    MANAGEMENT OF THE FUND OR
    PUTNAM INVESTMENT MANAGEMENT,
    INC. OWNS SECURITIES.

   3.J    .ELIMINATE THE         /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO MARGIN
    TRANSACTIONS.

   3.K    .ELIMINATE THE         /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WITH RESPECT TO SHORT
    SALES.

   3.L    .ELIMINATE THE         /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTION
    WHICH LIMITS THE FUND'S
    ABILITY TO PLEDGE ASSETS.

   3.M    .ELIMINATE THE         /  /     /  /     /  /
    FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTIONS
    WITH RESPECT TO INVESTMENTS
    IN ILLIQUID SECURITIES.


   -----------------------------------------------------------------
- ---
SHAREHOLDER SIGN HERE            DATE


- --------------------------------------------------------------------
CO-OWNER SIGN HERE               DATE

PUTNAMINVESTMENTS

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- --------------------------------------------------------------------

City          State           Zip
- --------------------------------------------------------------------

Telephone
- --------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- --------------------------------------------------------------------

- --------------------------------------------------------------------

- --------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!